UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2007

HINES HORTICULTURE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24439	33-0803204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12621 Jeffrey Road, Irvine, California 92620
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 559-4444

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1- Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

As previously disclosed by Hines Horticulture, Inc. (the “Company”), on August 6, 2007, the Company entered into a letter of intent to sell certain of the Company’s assets, including real property, inventory and equipment, located at, and used in connection with, the Company’s Trenton, South Carolina nursery. In connection therewith, effective August 29, 2007, Hines Nurseries, Inc., a California corporation and a subsidiary of the Company (“Hines Nurseries”), entered into an asset purchase agreement (the “Purchase Agreement”) with Palmetto Perennials, LLC, a South Carolina limited liability company (“Palmetto”), and Layman Holdings, LLC, a South Carolina limited liability company (together with Palmetto, “Buyer”), to sell to Buyer certain of the Company’s assets, including real property, inventory, equipment and other assets located at the nursery facility in Trenton, South Carolina (the “Purchased Assets”). The aggregate purchase price of the Purchased Assets was approximately $5.7 million and the sale was completed on August 29, 2007.

The Purchase Agreement contains various other provisions, representations, warranties and covenants which are customary for transactions of this kind. With the sale of the Purchased Assets, the Company ceased active operations in the Trenton, South Carolina area.

There are no material relationships, other than in respect of the Purchase Agreement Agreement, between the Company, Hines Nurseries or their respective directors, officers (or any associate of any such director or officer) or affiliates on the one side and Buyer or its respective officers, directors (or any associate of any such director or officer) or affiliates on the other side.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full terms and conditions of the Purchase Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Asset Purchase Agreement by and between Hines Nurseries, Inc., Palmetto Perennials, LLC and Layman Holdings, LLC Dated as of August 29, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HINES HORTICULTURE, INC.

Date: September 4, 2007	By:	/s/ Claudia M. Pieropan
Claudia M. Pieropan Chief Financial Officer, Secretary and Treasurer
(Principal financial and Accounting officer)

Exhibit Index

Exhibit No.	Description
10.1	Asset Purchase Agreement by and between Hines Nurseries, Inc., Palmetto Perennials, LLC and Layman Holdings, LLC Dated as of August 29, 2007

4